SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under Rule 14a-12

IRT Property Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EQUITY ONE, INC. IRT PROPERTY COMPANY TRANSACTION OVERVIEW November 5, 2002

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One and IRT believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, they can give no assurance that their expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the markets in which each has a substantial presence; the continuing financial success of Equity One's and IRT's current and prospective tenants; Equity One's ability to merge successfully the operations of IRT into the Equity One organization; Equity One's ability to realize economies of scale; and other risks, which are described in Equity One's Form 10-K, which is on file with the Securities and Exchange Commission. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the business combination transaction referenced in this press release, when it becomes available, because it will contain important information. The joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by Equity One, Inc. and IRT Property Company, respectively. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed by Equity One and IRT with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents (as well as information as to the directors of Equity One and IRT and their respective interests in the matters described herein) may also be obtained for free (a) from Equity One by directing a request to Equity One, 1696 N.E. Miami Gardens Dr., North Miami Beach, FL 33179, Attention: Investor Relations, telephone: 305-947-1664 and (b) from IRT by directing a request to IRT Property Company, 200 Galleria Parkway, Suite 1400, Atlanta, GA 30339, Attention: Investor Relations, telephone: 770-955-4406.

Transaction Overview Key Terms Terms Comments Merger Consideration $12.15 in cash or 0.9 shares of EQY common stock or a combination thereof, subject to the cash limitation Cash Limitation Maximum of 50% cash Post-Closing Capitalization No less than 22.3 million shares of EQY common stock will be issued to complete the transaction Voting Agreements Approximately 75% and 8% of EQY and IRT shareholders, respectively, have signed up to support the transaction Dividend Policy o Each party will pay regular dividends o EQY and IRT will synchronize their dividends prior to the closing o EQY will pay a $0.27 per share dividend in the first quarter following the closing, subject to certain conditions Governance Issues IRT will designate one director to join EQY’s Board of Directors Minimum Price Provision EQY voting agreement can be terminated and IRT can withdraw its Board support in the event: o EQY 30-day average price less than $12.06 or EQY 3-day average price less than $11.00 EQY voting agreement can be terminated in the event: o IRT 30-day average price less than $10.935 or IRT 3-day average price less than $9.935

Transaction Overview Equity Private Placement Investor Affiliated investors Maximum Amount of Shares 6.911 million shares, adjustable to 6.0 million Minimum Amount of Shares 3.0 million shares at closing and 6.0 million shares in total Price $13.30 per share subject to pro rata upward adjustment to a maximum of $13.50 per share as the number of IRT shares converted into EQY common stock rises from 50% to approximately 55.8% Take Down Provisions If at the closing of the merger, EQY issues fewer than the Maximum Amount of Shares, EQY will commit to issue a number of shares equal to such shortfall in two equal installments on the six month and one year anniversaries of the initial issuance at the same price per share paid at the initial issuance

Transaction Overview Transaction Highlights/Merger Rationale o Creates one of the leading shopping center REITs operating in the southern tier of the U.S., one of the fastest growing regions in the U.S o 181 properties encompassing 18.7 million square feet in 12 states o 122 supermarket anchored shopping centers representing 70% of total GLA o 80 properties in Florida representing 45% of total GLA o A highly diversified tenant base with over 3,100 leases o Top 10 tenants comprise only 25.7% of AMR o Enhances relationship with regional anchors and other tenants o 40 centers anchored by a Publix supermarket o Broadens real estate development and redevelopment opportunities o Potential ability to maintain IRT’s investment grade credit rating o Expand equity research coverage

Transaction Overview Financial Highlights o Pro forma 2003E gross revenues of approximately $200 million and FFO of $88.8 million (1) o Equity market capitalization of $786 million and total market capitalization of $1.56 billion should enhance access to capital and increase shareholder liquidity (1) o Conservative Capital Structure (1) o Debt-to-total market capitalization of 49.7% o EBITDA:Interest coverage ratio above 2.6 o Fixed Charge coverage ratio above 2.2 o Anticipated synergies of $750,000 and $1,500,000 in 2003 and 2004, respectively o Create a balanced shareholder base with affiliate, institutional and retail ownership of 58.7%, 20.9% and 20.4% (1), respectively o Pro forma dividend payout ratio equal to 71.5% and an 8.0% dividend yield, assuming a $1.08 dividend rate and estimated 2003 FFO per share in the range of $1.49 to $1.53 (1) (1) Assumes an implied price per share of $13.54 (the 5-day weighted average trading price as of 10/25/02) for EQY common stock, an exchange ratio of 0.9 of a share of EQY common stock for each outstanding share of IRT common stock, with the minimum of 50% of total transaction consideration payable in shares of EQY common stock, a 6.9 million share equity private placement and $750,000 and $1,500,000 of synergies in 2003 and 2004, respectively

Comparison to Peer Group Capitalization Total Price Dividend Common Total Debt to FFO per Share FFO Multiple (x) Insider Inst. Retail Company Ticker Square Feet 10/25/02Yield Equity Cap. Tot Cap 2002E 2003E 2002E 2003E % % % 1 Kimco Realty Corporation KIM 75,780 $30.56 6.8% $3,222,326$4,924,383 30.0% $3.03 $3.25 10.1x 9.4x 12.1% 56.1% 31.8% 2 Weingarten Realty Investors WRI 37,285 37.20 6.0% 1,986,685 3,482,826 35.0% 3.24 3.45 11.5 10.8 11.9% 36.7% 51.4% 3 Regency Centers Corporation REG 28,659 31.15 6.5% 1,886,323 3,702,705 38.0% 2.90 3.05 10.7 10.2 4.1% 30.2% 65.7% 4 New Plan Excel Realty Trust NXL 46,153 17.64 9.4% 1,724,611 3,519,982 43.3% 1.87 1.96 9.4 9.0 4.4% 29.9% 65.7% 5 Developers Diversified Realty Corp. DDR 62,100 21.30 7.1% 1,426,015 3,274,035 40.8% 2.50 2.69 8.5 7.9 14.3% 58.4% 27.3% 6 Pan Pacific Retail Properties, Inc. PNP 15,957 34.42 5.5% 1,201,764 1,919,452 37.4% 2.94 3.14 11.7 11.0 3.3% 73.4% 23.4% 7 Federal Realty Investment Trust FRT 14,779 26.45 7.3% 1,179,576 2,570,097 45.0% 2.56 2.62 10.3 10.1 8.3% 56.0% 35.6% 8 Heritage Property Investment Trust, HTG 25,719 23.48 8.9% 982,508 2,009,421 47.4% 2.63 2.78 8.9 8.5 NA 6.3% NA Inc. 9 COMBINED COMPANY (1) EQY 18,612 13.54 8.3% 786,834 1,563,223 49.7% NA 1.52 NM 8.9 58.8% 20.9% 20.4% 10 Equity One, Inc. EQY 8,677 13.54 8.0% 471,801 816,021 42.2% 1.42 1.43 9.5 9.4 74.1% 10.1% 15.8% 11 Saul Centers, Inc. BFS 6,163 23.25 6.7% 468,892 831,909 43.6% 2.18 2.24 10.7 10.4 21.3% 11.1% 67.6% 12 IRT Property Co. IRT 9,935 12.15 7.7% 427,578 724,566 41.0% 1.27 1.28 9.6 9.5 0.6% 34.6% 64.8% 13 JDN Realty Corporation JDN 19,032 11.00 9.8% 384,306 1,029,173 57.8% 1.23 1.29 9.0 8.5 3.1% 49.7% 47.3% 14 Mid-Atlantic Realty Trust MRR 5,369 16.61 7.1% 348,338 560,847 37.9% 1.66 1.78 10.0 9.3 6.9% 30.4% 62.7% 15 Kramont Realty Trust KRT 11,607 14.22 9.1% 302,745 804,907 62.4% NA NA NM NM 12.5% 10.4% 77.1% 16 Ramco-Gershenson Properties Trust RPT 11,476 19.10 8.8% 292,326 691,686 57.7% 2.11 2.26 9.1 8.5 18.7% 17.2% 64.1% 17 Urstadt Biddle Properties, Inc. UBP 2,900 10.93 6.8% 267,650 388,859 27.5% 1.13 1.23 9.7 8.9 17.8% 2.6% 79.6% 18 Acadia Realty Trust AKR 6,927 7.55 6.9% 218,111 429,459 49.2% 1.01 0.90 7.5 8.4 11.6% 42.6% 45.8% 19 Center Trust Inc. CTA 7,906 6.05 4.0% 176,652 574,738 69.3% NA NA NM NM 5.2% 10.5% 84.3% 20 Sizeler Property Investors, Inc. SIZ 2,572 10.09 9.1% 132,885 308,149 54.2% 1.13 1.32 8.9 7.6 11.3% 22.0% 66.6% 21 Price Legacy Corp. XLG 8,746 2.99 0.0% 121,773 1,134,593 44.7% 0.35 0.39 8.5 7.7 54.7% 31.0% 14.3% 22 Aegis Realty, Inc. AER 3,031 10.38 9.2% 91,537 160,008 42.8% NA NA NA NA 4.6% 16.6% 78.9% 23 Agree Realty Corp. ADC 3,556 16.97 10.8% 86,879 191,361 54.6% 2.67 2.72 6.4 6.2 12.3% 2.5% 85.2% 24 Konover Property Trust, Inc. KPT 4,784 2.09 0.0% 68,617 268,203 67.5% NA NA NM NM 65.5% 3.9% 30.6% High 10.8% $3,222,326$4,924,383 69.3% 11.7x 11.0x 74.1% 73.4% 85.2% Median 7.1% 384,306 816,021 43.6% 9.5 9.0 11.7% 29.9% 63.4% Mean 7.0% 759,561 1,492,060 46.5% 9.5 9.0 17.2% 27.9% 53.9% Low 0.0% 68,617 160,008 27.5% 6.4 6.2 0.6% 2.5% 14.3% Source: Companies’ public documents and First Call (FFO estimates) (1) Assumes an implied price per share of $13.54 (the 5-day weighted average trading price as of 10/25/02) for EQY common stock, an exchange ratio of 0.9 of a share of EQY common stock for each outstanding share of IRT common stock, with the minimum of 50% of total transaction consideration payable in shares of EQY common stock, a 6.9 million share equity private placement and $750,000 of synergies in 2003

Management Board of Directors INSIDE DIRECTORS INDEPENDENT DIRECTORS Chaim Katzman (1) Norm Ben-Ozer (2) Chairman and CEO of Equity One Co-founder, Chairman & CEO of iPhrase Technologies, Inc. Doron Valero (1) Robert L. Cooney (2), (3) President and COO of Equity One Partner of Cooney, Schroder & Co. Dori Segal Nathan Hetz President of First Capital Realty, Inc. CEO & principal shareholder of Alony Hetz Properties & Investments, Ltd Peter Linneman (1), (3) Professor of Real Estate, Finance & Public Policy at Wharton’s School of Business Dr. Shaiy Pilpel (2), (3) President of Patten Model, Ltd. To Be Determined Board member to be determined by IRT (1) Executive (2) Audit (3) Compensation

Ownership Current and Pro Forma Ownership Summary Resulting EQY Ownership Base Current Proposed Current 50% Shares EQY Shares New Equity IRT Shares of IRT Shareholders Held Contribution Held Elect EQY Stock First Capital Realty Inc. 11,130,288 1,036,650 - 12,166,938 GAZIT / MGN 9,414,977 4,284,820 330,951 * 13,997,653 Chaim Katzman 848,872 - - 848,872 Subtotal 21,394,137 5,321,470 330,951 27,013,463 Alony Hetz w/NH 3,515,914 1,589,530 - 5,105,444 Doron Valero 649,855 - - 649,855 Other EQY Insiders 291,747 - - 291,747 E. Stanley Kroenke - - 2,100,000 * 1,890,000 IRT Insiders - - 323,896 * 291,506 PUBLIC FLOAT 8,616,955 - 31,443,153 21,526,693 TOTAL 34,468,609 6,911,000 34,198,000 56,768,709 Resulting EQY Ownership Base Current Percentage Current 50% Ownership % Percentage of of New Equity Percentage of of IRT Shareholders EQY Shares Held Contribution IRT Shares Held Elect EQY Stock First Capital Realty Inc. 32.29% 15.00% 0.00% 21.43% GAZIT / MGN 27.31% 62.00% 0.97% 24.66% Chaim Katzman 2.46% 0.00% 1.50% Subtotal 62.07% 77.00% 0.97% 47.59% Alony Hetz w/NH 10.20% 23.00% 0.00% 8.99% Doron Valero 1.89% 0.00% 1.14% Other EQY Insiders 0.85% 0.00% 0.51% E. Stanley Kroenke 0.00% 6.14% 3.33% IRT Insiders 0.00% 0.95% 0.51% PUBLIC FLOAT 25.00% 91.94% 37.92% TOTAL 100.00% 100.00% 100.00% 100.00%

Gazit Globe (1982) Ltd. (1) Organizational Chart- before IRT Merger Gazit-Globe (1982) Ltd. Symbol: GLOBE: TASE Canada United States of America Israel 68.8% 27.3% 100% 50% First Capital Realty Inc. Equity One Inc. Gazit Office Building Mishkenot Clal Symbol: FCR:TSE Symbol: EQY: NYSE 32.3% (1) Gazit-Globe (1982) Ltd. beneficial ownership of Equity One Inc. totals 59.6%

Pro Forma Portfolio Overview Property Diversification As of September 30, 2002 EQUITY ONE STANDALONE [MAP] IRT STANDALONE [MAP] COMBINED PORTFOLIO [MAP] COMBINED PORTFOLIO EQY IRT Total % of Total Location Sq. Ft. Sq. Ft. Sq. Ft. Sq. Ft. Southeast 5,391,181 9,946,958 15,338,139 82.1% Southwest 3,285,693 53,571 3,339,264 17.9% Total 8,676,874 10,000,529 18,677,403 100.0% % of Total 46.5% 53.5% 100.0%

Pro Forma Portfolio Overview Property Diversification As of September 30, 2002 OVERVIEW Square Feet EQY Standalone 8,676,874 46.5% IRT Standalone 10,000,529 53.5% Pro Forma Total 18,677,403 100.0% Number of Properties EQY Standalone 88 48.6% IRT Standalone 93 51.4% Pro Forma Total 181 100.0% Number of States EQY Standalone 4 IRT Standalone 11 Pro Forma Total 12 BY STATE EQY IRT Total % of Total Total # of Location Sq. Ft. Sq. Ft. Sq. Ft. Sq. Ft. Properties Florida 5,283,981 3,160,049 8,444,030 45.2% 80 Texas 2,935,367 53,571 2,988,938 16.0% 32 Georgia 0 2,339,735 2,339,735 12.5% 20 Louisiana 0 1,915,101 1,915,101 10.3% 16 North Carolina 0 1,372,709 1,372,709 7.3% 14 Tennessee 107,200 350,079 457,279 2.4% 4 Arizona 350,326 0 350,326 1.9% 3 Virginia 0 262,070 262,070 1.4% 3 South Carolina 0 242,218 242,218 1.3% 4 Alabama 0 199,690 199,690 1.1% 3 Mississippi 0 66,857 66,857 0.4% 1 Kentucky 0 38,450 38,450 0.2% 1 Total 8,676,874 10,000,529 18,677,403 100.0% 181 SQUARE FEET BY STATE SC VA AL 1.3% 1.4% 1.1MS 0.4KY AZ 0.2% TN 1.9% 2.4% NC 7.3% LA 10.3% FL 45.2% GA 12.5% TX 16.0% PROPERTIES BY STATE VA 1.7% MS SC AL KY AZ 0.6% 2.2%1.7% 0.6% 1.7% TN 2.2% NC 7.7% FL LA 44.2% 8.8% GA 11. 0% TX 17.7%

Pro Forma Portfolio Overview ------------------------------------------------------------------------------------------------------------------------- Tenant Overview - Top Tenants As of September 30, 2002 PRO FORMA TOP TEN TENANTS - SHOPPING CENTER PROPERTIES (As of September 30, 2002) Implied % of Total Implied % of Total Annualized Annualized Average Number of Square Square Minimum Minimum Minimum Tenant Stores Feet (1) Feet Rent Rent Rent Publix 40 1,706,009 9.3% $12,212,477 8.2% $7.16 Kroger 15 755,063 4.1% 5,206,604 3.5% 6.90 Winn Dixie 18 795,071 4.3% 4,970,082 3.3% 6.25 Wal-Mart 11 834,994 4.5% 3,308,504 2.2% 3.96 Kmart 8 697,895 3.8% 3,260,170 2.2% 4.67 JC Penny & Eckerds 29 308,871 1.7% 2,663,915 1.8% 8.62 Blockbuster Video 23 135,244 0.7% 1,996,765 1.3% 14.76 Kash N Karry/Food Lion 8 286,444 1.6% 1,733,361 1.2% 6.05 Randall's / Safeway 5 250,734 1.4% 1,616,185 1.1% 6.45 H.E. Butt 2 115,947 0.6% 1,398,855 0.9% 12.06 Total 159 5,886,272 31.9% $38,366,918 25.7% $6.52 Remaining Tenants 2,969 10,624,036 57.6% 110,634,865 74.3% 10.41 Sub-Total All Tenants 3,128 16,510,308 89.6% $149,001,783 100.0% $9.02 Vacant N/A 1,925,701 10.4% N/A N/A N/A Total Including Vacant N/A 18,436,009 100.00% $149,001,783 100.0% $8.08 (1) Excludes EQY's Mandarin Mini Storage property of 52,880 square feet and IRT's industrial property of 188,514 square feet

Pro Forma Portfolio Overview Lease Expiration Schedule - All Tenants As of September 30, 2002 PRELIMINARY PRO FORMA LEASE EXPIRATION SCHEDULE (As of September 30, 2002) Percent Approximate Percent Annualized of Total Average Lease Number of Leased of Total Base Rent Annualized Base Rent Year Leases Area in Square Under Expiring Minimum per Square Foot Expiration Expiring Square Feet (1) Feet Leases Rent Expiring M-T-M 29 62,342 0.3% $653,064 0.4% $10.48 2002 172 421,340 2.3% 5,184,483 3.4% 12.30 2003 627 1,676,890 9.1% 18,048,378 11.9% 10.76 2004 620 1,736,961 9.4% 19,106,986 12.6% 11.00 2005 627 1,949,228 10.6% 20,713,936 13.6% 10.63 2006 374 1,695,155 9.2% 17,574,891 11.6% 10.37 2007 320 1,651,544 9.0% 15,853,159 10.4% 9.60 2008 75 806,539 4.4% 7,058,719 4.6% 8.75 2009 52 943,851 5.1% 6,476,414 4.3% 6.86 2010 59 630,409 3.4% 5,084,293 3.3% 8.07 2011 38 914,281 5.0% 6,328,741 4.2% 6.92 Thereafter 133 3,805,710 20.6% 29,964,149 19.7% 7.87 Total 3,126 16,294,250 88.4% $152,047,211 100.0% $9.33 Vacant NA 2,141,759 11.6% 0 NA NA Total / Average NA 18,436,009 100.0% $152,047,211 100.0% $8.25 (1) Excludes EQY's Mandarin Mini Storage property of 52,880 square feet and IRT's industrial property of 188,514 square feet

Pro Forma Financial Summary Pro Forma Debt Maturity Schedule - All Debt (1) As of September 30, 2002 $250,000 $203,632 $200,000 $150,000 $97,482 $100,000 $84,737 $79,731 $78,260 $44,286 $50,000 $24,635 $25,135 $0 $2,507 $0 2002 2003 2004 2005 2006 2007 2008 2009 2010 Thereafter (1) Excludes principal amortization

Pro Forma Financial Summary Pro Forma Debt Maturity Schedule - Mortgage Debt (1) As of September 30, 2002 $250,000 $200,000 $178,632 $150,000 $97,482 $100,000 $44,286 $50,000 $34,737 $24,635 $28,731 $25,135 $0 $0 $3,260 $0 2002 2003 2004 2005 2006 2007 2008 2009 2010 Thereafter (1) Excludes principal amortization

Analyst Coverage o Equity One is followed by the Wall Street firms listed below: Firm Recommendation US Bancorp Piper Jaffray Outperform Legg Mason Wood Walker Buy McDonald Investments Buy BB&T Capital Markets Strong Buy o IRT is followed by the Wall Street firms listed below: Firm Recommendation Salomon Smith Barney Buy Raymond James Buy UBS Warburg Hold Greenstreet Advisors Hold